                     Supplemental Information (Unaudited)

Shareholder Vote:

   I. On October 15, 2002, a Special Meeting of Shareholders ("Meeting") of AmSouth Funds ("Trust") was held. The Trustees elected at the meeting were:
Dick D. Briggs, Jr., M.D., Wendell D. Cleaver, James H. Woodward, Jr., Edward
P. Farley, J. David Huber, Jr., and Geoffrey A. von Kuhn. The matters considered at the meeting, together with the actual vote tabulation relating to such matters were as follows:

      1. All Funds: To authorize the Trust's Board of Trustees, subject to applicable state and federal law, to amend the Trust's Declaration of Trust to permit the Board to reorganize all, or a portion of, the Trust, or any of its series or classes, without first obtaining shareholder approval or authorization.

Vote #1 Results

                                                                  Votes                           % of
                              Number of   -----------------------------------------------------  Shares   % of Shares
                               Shares                                               Broker Non-  Present  Outstanding
           Fund              Outstanding      For      Against   Withheld Abstained    votes    Voted For  Voted For
           ----             ------------- ----------- ---------- -------- --------- ----------- --------- -----------
Value Fund.................    41,640,344  33,979,091    253,181    --       24,417   2,659,393   92.04%     81.60%
Select Equity Fund.........     1,623,468     947,520     13,899    --        3,612     621,020   59.74%     58.36%
Equity Income Fund.........     7,892,330   4,035,993     27,294    --       12,939   2,644,445   60.05%     51.14%
Enhanced Market Fund.......     3,609,440   2,082,324     38,062    --       23,769   1,398,564   58.78%     57.69%
Large Cap Fund.............    30,588,814  25,047,225     45,334    --       29,790   3,217,717   88.38%     81.88%
Capital Growth Fund........    33,718,363  30,673,422     34,705    --       12,108   1,732,439   94.52%     90.97%
Mid Cap Fund...............     4,890,456   3,595,799     10,458    --        3,410   1,057,700   77.04%     73.53%
Small Cap Fund.............    20,215,304  18,733,068     29,014    --        2,140     680,292   96.34%     92.67%
International Equity Fund..    24,216,536  23,089,146     19,570    --          337     297,597   98.64%     95.34%
Balanced Fund..............    14,221,527   6,721,174    202,927    --       57,918   2,695,478   69.45%     47.26%
Aggressive Growth
  Portfolio................     3,106,958   1,981,045         --    --           --     155,646   92.72%     63.76%
Growth Portfolio...........     2,399,992   1,240,442         --    --          336     384,169   76.34%     51.69%
Growth and Income
  Portfolio................     8,510,621   5,583,747         --    --       13,334     228,453   95.85%     65.61%
Moderate Growth and Income
  Portfolio................     2,914,400   1,885,345         --    --          721     137,295   93.18%     64.69%
Government Income Fund.....    26,869,584  25,045,417     10,905    --        2,005     750,458   97.04%     93.21%
Limited Term Bond Fund.....    17,151,510  14,302,565     25,764    --        8,851   1,798,938   88.64%     83.39%
Bond Fund..................    55,500,936  47,455,434     30,891    --       94,172   1,428,051   96.83%     85.50%
Municipal Bond Fund........    37,228,721  34,259,508    131,640    --        2,059   1,052,078   96.65%     92.02%
Florida Tax-Exempt Fund....     5,698,190   5,178,027     31,436    --        2,170     485,094   90.89%     90.87%
Tennessee Tax-Exempt
  Fund.....................     5,155,359   4,828,326      2,461    --           --     324,529   93.66%     93.66%
Limited Term U.S.
  Government Fund..........     4,037,369   3,335,526      8,071    --          683     538,202   85.91%     82.62%
Limited Term Tennessee Tax-
  Exempt Fund..............     1,058,988     922,599         --    --        1,978     134,037   87.15%     87.12%
Prime Money Market Fund.... 1,326,675,558 787,260,090 24,991,494    --    4,451,832 375,565,926   66.03%     59.34%
U.S. Treasury Money Market
  Fund.....................   267,405,680 145,044,251  2,211,123    --      254,401   2,208,473   96.88%     54.24%
Treasury Reserve Money
  Market Fund..............   318,388,278 229,189,776  1,997,362    --        3,618   5,256,878   96.93%     71.98%
Tax-Exempt Money Market
  Fund.....................   206,899,379 154,710,834  1,088,496    --      227,355  23,064,649   86.39%     74.78%
Institutional Prime
  Obligations Money Market
  Fund.....................   671,641,445 585,291,970         --    --           --          --  100.00%     87.14%

      2. AmSouth Mid Cap Fund only: To approve an Investment Sub-Advisory Agreement between AmSouth Investment Management Company, LLC ("AIMCO") and Oakbrook Investments, LLC with respect to AmSouth Mid Cap Fund.

Vote #2 Results

                                             Votes                        % of
              Number of  ----------------------------------------------  Shares   % of Shares
               Shares                                          Broker    Present  Outstanding
    Fund     Outstanding    For    Against Withheld Abstained Non-votes Voted For  Voted For
    ----     ----------- --------- ------- -------- --------- --------- --------- -----------
Mid Cap Fund  4,890,456  4,654,456  8,967     --      3,944      --       99.72%     95.17%

      3. AmSouth International Equity Fund shareholders only: To approve an Investment Sub-Advisory Agreement between AIMCO and Dimensional Fund Advisors, Inc. with respect to AmSouth International Equity Fund.

Vote #3 Results

                                                           Votes                        % of
                           Number of  -----------------------------------------------  Shares   % of Shares
                            Shares                                           Broker    Present  Outstanding
          Fund            Outstanding    For     Against Withheld Abstained Non-votes Voted For  Voted For
          ----            ----------- ---------- ------- -------- --------- --------- --------- -----------
International Equity Fund 24,216,536  23,387,907 17,838     --       905       --       99.92%     96.58%

      4. All Funds: To approve a policy to permit AIMCO and the Board of Trustees to enter into, or materially amend, investment sub-advisory agreements without obtaining shareholder approval.

Vote #4 Results

                                                                 Votes                           % of
                             Number of   -----------------------------------------------------  Shares   % of Shares
                              Shares                                                 Broker     Present  Outstanding
           Fund             Outstanding      For      Against   Withheld Abstained  Non-votes  Voted For  Voted For
           ----            ------------- ----------- ---------- -------- --------- ----------- --------- -----------
Value Fund................    41,640,344  34,003,217    218,254    --       35,219   2,659,393   92.11%     81.66%
Select Equity Fund........     1,623,468     938,800     21,409    --        4,822     621,020   59.19%     57.83%
Equity Income Fund........     7,892,330   4,016,237     45,420    --       14,569   2,644,445   59.76%     50.89%
Enhanced Market Fund......     3,609,440   2,083,208     47,866    --       13,081   1,398,564   58.80%     57.72%
Large Cap Fund............    30,588,814  25,019,777     68,844    --       33,728   3,217,717   88.28%     81.79%
Capital Growth Fund.......    33,718,363  30,667,737     40,575    --       11,923   1,732,439   94.50%     90.95%
Mid Cap Fund..............     4,890,456   3,583,218     18,843    --        7,606   1,057,700   76.77%     73.27%
Small Cap Fund............    20,215,304  18,732,563     29,786    --        1,873     680,292   96.34%     92.67%
International Equity Fund.    24,216,536  23,089,483     19,260    --          310     297,597   98.64%     95.35%
Balanced Fund.............    14,221,527   6,683,547    240,473    --       57,999   2,695,478   69.06%     47.00%
Aggressive Growth
  Portfolio...............     3,106,958   1,607,204    373,840    --           --     155,646   75.22%     51.73%
Growth Portfolio..........     2,399,992   1,236,173      3,724    --          881     384,169   76.07%     51.51%
Growth and Income
  Portfolio...............     8,510,621   5,536,319     47,427    --       13,334     228,453   95.04%     65.05%
Moderate Growth and
  Income Portfolio........     2,914,400   1,772,672    112,673    --          721     137,295   87.61%     60.82%
Government Income Fund....    26,869,584  25,037,037     16,189    --        5,101     750,458   97.01%     93.18%
Limited Term Bond Fund....    17,151,510  14,292,441     35,888    --        8,851   1,798,938   88.57%     83.33%
Bond Fund.................    55,500,936  47,340,848    135,040    --      104,609   1,428,051   96.60%     85.30%
Municipal Bond Fund.......    37,228,721  34,242,958    148,190    --        2,059   1,052,078   96.61%     91.98%
Florida Tax-Exempt Fund...     5,698,190   5,144,819     66,814    --           --     485,094   90.31%     90.29%
Tennessee Tax-Exempt
  Fund....................     5,155,359   4,827,114      3,673    --           --     324,529   93.63%     93.63%
Limited Term U.S.
  Government Fund.........     4,037,369   3,324,287     16,241    --        3,752     538,202   85.62%     82.34%
Limited Term Tennessee
  Tax-Exempt Fund.........     1,058,988     917,696         --    --        6,881     134,037   86.69%     86.66%
Prime Money Market
  Fund.................... 1,326,675,558 792,547,351 19,491,325    --    4,664,740 375,565,926   66.47%     59.74%
U.S. Treasury Money Market
  Fund....................   267,405,680 145,304,130  1,947,699    --      257,946   2,208,473   97.05%     54.34%
Treasury Reserve Money
  Market Fund.............   318,388,278 228,983,345  2,203,770    --        3,641   5,256,878   96.84%     71.92%
Tax-Exempt Money Market
  Fund....................   206,899,379 154,652,855  1,141,038    --      232,792  23,064,649   86.35%     74.75%
Institutional Prime
  Obligations Money Market
  Fund....................   671,641,445 585,291,970         --    --           --          --  100.00%     87.14%

      5. All Funds: To approve an amended Investment Advisory Agreement between AIMCO and the Trust, broading AIMCO's authority to delegate investment advisory responsibilities to investment sub-advisors and enter into investment sub-advisory agreements without obtaining shareholder approval.

Vote #5 Results

                                                             Votes                           % of       % of
                         Number of   -----------------------------------------------------  Shares     Shares
                          Shares                                                 Broker     Present  Outstanding
         Fund           Outstanding      For      Against   Withheld Abstained  Non-votes  Voted For  Voted For
         ----          ------------- ----------- ---------- -------- --------- ----------- --------- -----------
Value Fund............    41,640,344  34,047,298    180,165    --       29,226   2,659,393   92.23%     81.77%
Select Equity Fund....     1,623,468     948,794     11,309    --        4,928     621,020   59.82%     58.44%
Equity Income Fund....     7,892,330   4,035,085     35,793    --        5,348   2,644,445   60.04%     51.13%
Enhanced Market Fund..     3,609,440   2,087,884     32,424    --       23,847   1,398,564   58.93%     57.85%
Large Cap Fund........    30,588,814  25,053,533     38,244    --       30,572   3,217,717   88.40%     81.90%
Capital Growth Fund...    33,718,363  30,684,464     25,096    --       10,675   1,732,439   94.55%     91.00%
Mid Cap Fund..........     4,890,456   3,594,163     11,121    --        4,383   1,057,700   77.01%     73.49%
Small Cap Fund........    20,215,304  18,732,554     29,528    --        2,140     680,292   96.34%     92.67%
International Equity
  Fund................    24,216,536  23,090,859     17,838    --          356     297,597   98.65%     95.35%
Balanced Fund.........    14,221,527   6,760,908    161,018    --       60,093   2,695,478   69.86%     47.54%
Aggressive Growth
  Portfolio...........     3,106,958   1,981,045         --    --           --     155,646   92.72%     63.76%
Growth Portfolio......     2,399,992   1,239,897        545    --          336     384,169   76.30%     51.66%
Growth and Income
  Portfolio...........     8,510,621   5,583,747         --    --       13,334     228,453   95.85%     65.61%
Moderate Growth and
  Income Portfolio....     2,914,400   1,885,345         --    --          721     137,295   93.18%     64.69%
Government Income
  Fund................    26,869,584  25,046,372      8,888    --        3,067     750,458   97.05%     93.21%
Limited Term Bond
  Fund................    17,151,510  14,298,672     29,657    --        8,851   1,798,938   88.61%     83.37%
Bond Fund.............    55,500,936  47,408,336     77,020    --       95,141   1,428,051   96.73%     85.42%
Municipal Bond Fund...    37,228,721  34,242,958    148,190    --        2,059   1,052,078   96.61%     91.98%
Florida Tax-Exempt
  Fund................     5,698,190   5,178,027     31,436    --        2,170     485,094   90.89%     90.87%
Tennessee Tax-Exempt
  Fund................     5,155,359   4,828,326      2,461    --           --     324,529   93.66%     93.66%
Limited Term U.S.
  Government Fund.....     4,037,369   3,331,685     10,889    --        1,706     538,202   85.81%     82.52%
Limited Term Tennessee
  Tax-Exempt Fund.....     1,058,988     917,696         --    --        6,881     134,037   86.69%     86.66%
Prime Money Market
  Fund................ 1,326,675,558 794,717,766 17,304,977    --    4,680,673 375,565,926   66.66%     59.90%
U.S. Treasury Money
  Market Fund.........   267,405,680 145,500,323  1,751,507    --      257,946   2,208,473   97.18%     54.41%
Treasury Reserve Money
  Market Fund.........   318,388,278 229,503,686  1,683,452    --        3,618   5,256,878   97.06%     72.08%
Tax-Exempt Money
  Market Fund.........   206,899,379 154,721,118  1,079,140    --      226,427  23,064,649   86.39%     74.78%
Institutional Prime
  Obligations Money
  Market Fund.........   671,641,445 585,291,970         --    --           --          --  100.00%     87.14%

      6. All Funds: To elect the following individuals to the Board of
   Trustees: Dick D. Briggs, Jr., M.D.; Wendell D. Cleaver; James H. Woodward, Jr.; Edward P. Farley; J. David Huber, Jr.; Geoffrey A. von Kuhn.

Vote #6 (Part 1) Results

Dick D. Briggs, Jr., M.D.

                                                                                          Votes                          % of
                                                       Number of   ---------------------------------------------------  Shares
                                                        Shares                                                Broker    Present
                       Fund                           Outstanding       For      Against Withheld  Abstained Non-votes Voted For
                       ----                          ------------- ------------- ------- --------- --------- --------- ---------
Value Fund..........................................    41,640,344    36,843,894   --       72,189    --        --       99.80%
Select Equity Fund..................................     1,623,468     1,585,060   --          991    --        --       99.94%
Equity Income Fund..................................     7,892,330     6,708,686   --       11,985    --        --       99.82%
Enhanced Market Fund................................     3,609,440     3,524,131   --       18,588    --        --       99.48%
Large Cap Fund......................................    30,588,814    28,322,975   --       17,090    --        --       99.94%
Capital Growth Fund.................................    33,718,363    32,437,646   --       15,028    --        --       99.95%
Mid Cap Fund........................................     4,890,456     4,661,587   --        5,780    --        --       99.88%
Small Cap Fund......................................    20,215,304    19,442,137   --        2,377    --        --       99.99%
International Equity Fund...........................    24,216,536    23,406,650   --           --    --        --      100.00%
Balanced Fund.......................................    14,221,527     9,641,782   --       35,715    --        --       99.63%
Aggressive Growth Portfolio.........................     3,106,958     2,136,691   --           --    --        --      100.00%
Growth Portfolio....................................     2,399,992     1,624,947   --           --    --        --      100.00%
Growth and Income Portfolio.........................     8,510,621     5,824,888   --          645    --        --       99.99%
Moderate Growth and Income Portfolio................     2,914,400     2,023,361   --           --    --        --      100.00%
Government Income Fund..............................    26,869,584    25,804,362   --        4,423    --        --       99.98%
Limited Term Bond Fund..............................    17,151,510    16,113,354   --       22,764    --        --       99.86%
Bond Fund...........................................    55,500,936    48,990,652   --       17,896    --        --       99.96%
Municipal Bond Fund.................................    37,228,721    35,349,854   --       95,431    --        --       99.73%
Florida Tax-Exempt Fund.............................     5,698,190     5,673,023   --       23,704    --        --       99.58%
Tennessee Tax-Exempt Fund...........................     5,155,359     5,155,316   --           --    --        --      100.00%
Limited Term U.S. Government Fund...................     4,037,369     3,877,044   --        5,438    --        --       99.86%
Limited Term Tennessee Tax- Exempt Fund.............     1,058,988     1,058,614   --           --    --        --      100.00%
Prime Money Market Fund............................. 1,326,675,558 1,190,422,499   --    1,846,843    --        --       99.85%
U.S. Treasury Money Market Fund.....................   267,405,680   147,785,907   --    1,932,341    --        --       98.71%
Treasury Reserve Money Market Fund..................   318,388,278   235,472,997   --      974,638    --        --       99.59%
Tax-Exempt Money Market Fund........................   206,899,379   178,412,043   --      679,291    --        --       99.62%
Institutional Prime Obligations Money Market Fund...   671,641,445   585,291,970   --           --    --        --      100.00%

                                                        % of
                                                       Shares
                                                     Outstanding
                       Fund                           Voted For
                       ----                          -----------
Value Fund..........................................    88.48%
Select Equity Fund..................................    97.63%
Equity Income Fund..................................    85.00%
Enhanced Market Fund................................    97.64%
Large Cap Fund......................................    92.59%
Capital Growth Fund.................................    96.20%
Mid Cap Fund........................................    95.32%
Small Cap Fund......................................    96.18%
International Equity Fund...........................    96.66%
Balanced Fund.......................................    67.80%
Aggressive Growth Portfolio.........................    68.77%
Growth Portfolio....................................    67.71%
Growth and Income Portfolio.........................    68.44%
Moderate Growth and Income Portfolio................    69.43%
Government Income Fund..............................    96.04%
Limited Term Bond Fund..............................    93.95%
Bond Fund...........................................    88.27%
Municipal Bond Fund.................................    94.95%
Florida Tax-Exempt Fund.............................    99.56%
Tennessee Tax-Exempt Fund...........................   100.00%
Limited Term U.S. Government Fund...................    96.03%
Limited Term Tennessee Tax- Exempt Fund.............    99.96%
Prime Money Market Fund.............................    89.73%
U.S. Treasury Money Market Fund.....................    55.27%
Treasury Reserve Money Market Fund..................    73.96%
Tax-Exempt Money Market Fund........................    86.23%
Institutional Prime Obligations Money Market Fund...    87.14%

Vote #6 (Part 2) Results

Wendell D. Cleaver

                                                                                          Votes                          % of
                                                       Number of   ---------------------------------------------------  Shares
                                                        Shares                                                Broker    Present
                       Fund                           Outstanding       For      Against Withheld  Abstained Non-votes Voted For
                       ----                          ------------- ------------- ------- --------- --------- --------- ---------
Value Fund..........................................    41,640,344    36,844,754   --       71,329    --        --       99.81%
Select Equity Fund..................................     1,623,468     1,585,060   --          991    --        --       99.94%
Equity Income Fund..................................     7,892,330     6,707,284   --       13,387    --        --       99.80%
Enhanced Market Fund................................     3,609,440     3,524,131   --       18,588    --        --       99.48%
Large Cap Fund......................................    30,588,814    28,322,871   --       17,194    --        --       99.94%
Capital Growth Fund.................................    33,718,363    32,437,646   --       15,028    --        --       99.95%
Mid Cap Fund........................................     4,890,456     4,661,587   --        5,780    --        --       99.88%
Small Cap Fund......................................    20,215,304    19,442,137   --        2,377    --        --       99.99%
International Equity Fund...........................    24,216,536    23,406,650   --           --    --        --      100.00%
Balanced Fund.......................................    14,221,527     9,641,782   --       35,715    --        --       99.63%
Aggressive Growth Portfolio.........................     3,106,958     2,136,691   --           --    --        --      100.00%
Growth Portfolio....................................     2,399,992     1,624,947   --           --    --        --      100.00%
Growth and Income Portfolio.........................     8,510,621     5,824,888   --          645    --        --       99.99%
Moderate Growth and Income Portfolio................     2,914,400     2,023,361   --           --    --        --      100.00%
Government Income Fund..............................    26,869,584    25,804,362   --        4,423    --        --       99.98%
Limited Term Bond Fund..............................    17,151,510    16,113,354   --       22,764    --        --       99.86%
Bond Fund...........................................    55,500,936    48,990,652   --       17,896    --        --       99.96%
Municipal Bond Fund.................................    37,228,721    35,349,854   --       95,431    --        --       99.73%
Florida Tax-Exempt Fund.............................     5,698,190     5,673,023   --       23,704    --        --       99.58%
Tennessee Tax-Exempt Fund...........................     5,155,359     5,155,316   --           --    --        --      100.00%
Limited Term U.S. Government Fund...................     4,037,369     3,877,044   --        5,438    --        --       99.86%
Limited Term Tennessee Tax-Exempt Fund..............     1,058,988     1,058,614   --           --    --        --      100.00%
Prime Money Market Fund............................. 1,326,675,558 1,190,527,474   --    1,741,868    --        --       99.85%
U.S. Treasury Money Market Fund.....................   267,405,680   147,786,033   --    1,932,215    --        --       98.71%
Treasury Reserve Money Market Fund..................   318,388,278   235,472,997   --      974,638    --        --       99.59%
Tax-Exempt Money Market Fund........................   206,899,379   178,412,043   --      679,291    --        --       99.62%
Institutional Prime Obligations Money Market Fund...   671,641,445   585,291,970   --           --    --        --      100.00%

                                                     % of Shares
                                                     Outstanding
                       Fund                           Voted For
                       ----                          -----------
Value Fund..........................................    88.48%
Select Equity Fund..................................    97.63%
Equity Income Fund..................................    84.98%
Enhanced Market Fund................................    97.64%
Large Cap Fund......................................    92.59%
Capital Growth Fund.................................    96.20%
Mid Cap Fund........................................    95.32%
Small Cap Fund......................................    96.18%
International Equity Fund...........................    96.66%
Balanced Fund.......................................    67.80%
Aggressive Growth Portfolio.........................    68.77%
Growth Portfolio....................................    67.71%
Growth and Income Portfolio.........................    68.44%
Moderate Growth and Income Portfolio................    69.43%
Government Income Fund..............................    96.04%
Limited Term Bond Fund..............................    93.95%
Bond Fund...........................................    88.27%
Municipal Bond Fund.................................    94.95%
Florida Tax-Exempt Fund.............................    99.56%
Tennessee Tax-Exempt Fund...........................   100.00%
Limited Term U.S. Government Fund...................    96.03%
Limited Term Tennessee Tax-Exempt Fund..............    99.96%
Prime Money Market Fund.............................    89.74%
U.S. Treasury Money Market Fund.....................    55.27%
Treasury Reserve Money Market Fund..................    73.96%
Tax-Exempt Money Market Fund........................    86.23%
Institutional Prime Obligations Money Market Fund...    87.14%

Vote #6 (Part 3) Results

James H. Woodward, Jr.

                                                                                          Votes                          % of
                                                       Number of   ---------------------------------------------------  Shares
                                                        Shares                                                Broker    Present
                       Fund                           Outstanding       For      Against Withheld  Abstained Non-votes Voted For
                       ----                          ------------- ------------- ------- --------- --------- --------- ---------
Value Fund..........................................    41,640,344    36,839,139   --       76,944    --        --       99.79%
Select Equity Fund..................................     1,623,468     1,583,711   --        2,340    --        --       99.85%
Equity Income Fund..................................     7,892,330     6,708,686   --       11,985    --        --       99.82%
Enhanced Market Fund................................     3,609,440     3,524,131   --       18,588    --        --       99.48%
Large Cap Fund......................................    30,588,814    28,322,975   --       17,090    --        --       99.94%
Capital Growth Fund.................................    33,718,363    32,437,646   --       15,028    --        --       99.95%
Mid Cap Fund........................................     4,890,456     4,661,587   --        5,780    --        --       99.88%
Small Cap Fund......................................    20,215,304    19,442,137   --        2,377    --        --       99.99%
International Equity Fund...........................    24,216,536    23,406,650   --           --    --        --      100.00%
Balanced Fund.......................................    14,221,527     9,641,782   --       35,715    --        --       99.63%
Aggressive Growth Portfolio.........................     3,106,958     2,136,691   --           --    --        --      100.00%
Growth Portfolio....................................     2,399,992     1,624,947   --           --    --        --      100.00%
Growth and Income Portfolio.........................     8,510,621     5,824,888   --          645    --        --       99.99%
Moderate Growth and Income Portfolio................     2,914,400     2,023,361   --           --    --        --      100.00%
Government Income Fund..............................    26,869,584    25,804,362   --        4,423    --        --       99.98%
Limited Term Bond Fund..............................    17,151,510    16,114,649   --       21,469    --        --       99.87%
Bond Fund...........................................    55,500,936    48,990,652   --       17,896    --        --       99.96%
Municipal Bond Fund.................................    37,228,721    35,349,854   --       95,431    --        --       99.73%
Florida Tax-Exempt Fund.............................     5,698,190     5,673,023   --       23,704    --        --       99.58%
Tennessee Tax-Exempt Fund...........................     5,155,359     5,155,316   --           --    --        --      100.00%
Limited Term U.S. Government Fund...................     4,037,369     3,877,044   --        5,438    --        --       99.86%
Limited Term Tennessee Tax-Exempt Fund..............     1,058,988     1,058,614   --           --    --        --      100.00%
Prime Money Market Fund............................. 1,326,675,558 1,190,406,706   --    1,862,636    --        --       99.84%
U.S. Treasury Money Market Fund.....................   267,405,680   147,786,033   --    1,932,215    --        --       98.71%
Treasury Reserve Money Market Fund..................   318,388,278   235,472,997   --      974,638    --        --       99.59%
Tax-Exempt Money Market Fund........................   206,899,379   178,412,043   --      679,291    --        --       99.62%
Institutional Prime Obligations Money Market Fund...   671,641,445   585,291,970   --           --    --        --      100.00%

                                                     % of Shares
                                                     Outstanding
                       Fund                           Voted For
                       ----                          -----------
Value Fund..........................................    88.47%
Select Equity Fund..................................    97.55%
Equity Income Fund..................................    85.00%
Enhanced Market Fund................................    97.64%
Large Cap Fund......................................    92.59%
Capital Growth Fund.................................    96.20%
Mid Cap Fund........................................    95.32%
Small Cap Fund......................................    96.18%
International Equity Fund...........................    96.66%
Balanced Fund.......................................    67.80%
Aggressive Growth Portfolio.........................    68.77%
Growth Portfolio....................................    67.71%
Growth and Income Portfolio.........................    68.44%
Moderate Growth and Income Portfolio................    69.43%
Government Income Fund..............................    96.04%
Limited Term Bond Fund..............................    93.95%
Bond Fund...........................................    88.27%
Municipal Bond Fund.................................    94.95%
Florida Tax-Exempt Fund.............................    99.56%
Tennessee Tax-Exempt Fund...........................   100.00%
Limited Term U.S. Government Fund...................    96.03%
Limited Term Tennessee Tax-Exempt Fund..............    99.96%
Prime Money Market Fund.............................    89.73%
U.S. Treasury Money Market Fund.....................    55.27%
Treasury Reserve Money Market Fund..................    73.96%
Tax-Exempt Money Market Fund........................    86.23%
Institutional Prime Obligations Money Market Fund...    87.14%

Vote #6 (Part 4) Results

Edward P. Farley

                                                                     Votes                          % of       % of
                                  Number of   ---------------------------------------------------  Shares     Shares
                                   Shares                                                Broker    Present  Outstanding
             Fund                Outstanding       For      Against Withheld  Abstained Non-votes Voted For  Voted For
             ----               ------------- ------------- ------- --------- --------- --------- --------- -----------
Value Fund.....................    41,640,344    36,838,001   --       78,082    --        --       99.79%     88.47%
Select Equity Fund.............     1,623,468     1,578,442   --        7,609    --        --       99.52%     97.23%
Equity Income Fund.............     7,892,330     6,707,541   --       13,130    --        --       99.80%     84.99%
Enhanced Market Fund...........     3,609,440     3,522,150   --       20,569    --        --       99.42%     97.58%
Large Cap Fund.................    30,588,814    28,323,038   --       17,027    --        --       99.94%     92.59%
Capital Growth Fund............    33,718,363    32,437,425   --       15,249    --        --       99.95%     96.20%
Mid Cap Fund...................     4,890,456     4,661,587   --        5,780    --        --       99.88%     95.32%
Small Cap Fund.................    20,215,304    19,442,137   --        2,377    --        --       99.99%     96.18%
International Equity Fund......    24,216,536    23,406,650   --           --    --        --      100.00%     96.66%
Balanced Fund..................    14,221,527     9,641,782   --       35,715    --        --       99.63%     67.80%
Aggressive Growth Portfolio....     3,106,958     2,136,691   --           --    --        --      100.00%     68.77%
Growth Portfolio...............     2,399,992     1,624,947   --           --    --        --      100.00%     67.71%
Growth and Income Portfolio....     8,510,621     5,824,888   --          645    --        --       99.99%     68.44%
Moderate Growth and Income
  Portfolio....................     2,914,400     2,023,361   --           --    --        --      100.00%     69.43%
Government Income Fund.........    26,869,584    25,804,362   --        4,423    --        --       99.98%     96.04%
Limited Term Bond Fund.........    17,151,510    16,113,354   --       22,764    --        --       99.86%     93.95%
Bond Fund......................    55,500,936    48,990,652   --       17,896    --        --       99.96%     88.27%
Municipal Bond Fund............    37,228,721    35,349,854   --       95,431    --        --       99.73%     94.95%
Florida Tax-Exempt Fund........     5,698,190     5,673,023   --       23,704    --        --       99.58%     99.56%
Tennessee Tax-Exempt Fund......     5,155,359     5,155,316   --           --    --        --      100.00%    100.00%
Limited Term U.S. Government
  Fund.........................     4,037,369     3,877,044   --        5,438    --        --       99.86%     96.03%
Limited Term Tennessee Tax-
  Exempt Fund..................     1,058,988     1,058,614   --           --    --        --      100.00%     99.96%
Prime Money Market Fund........ 1,326,675,558 1,190,308,610   --    1,960,732    --        --       99.84%     89.72%
U.S. Treasury Money Market
  Fund.........................   267,405,680   147,786,033   --    1,932,215    --        --       98.71%     55.27%
Treasury Reserve Money Market
  Fund.........................   318,388,278   235,472,997   --      974,638    --        --       99.59%     73.96%
Tax-Exempt Money Market
  Fund.........................   206,899,379   178,400,079   --      691,255    --        --       99.61%     86.23%
Institutional Prime Obligations
  Money Market Fund............   671,641,445   585,291,970   --           --    --        --      100.00%     87.14%

Vote #6 (Part 5) Results

J. David Huber, Jr.

                                                               Votes                            % of       % of
                          Number of   -------------------------------------------------------  Shares     Shares
                           Shares                                                    Broker    Present  Outstanding
         Fund            Outstanding      For      Against    Withheld    Abstained Non-votes Voted For  Voted For
         ----           ------------- ----------- --------- ------------- --------- --------- --------- -----------
Value Fund.............    41,640,344  36,836,450        --        79,633    --        --       99.78%     88.46%
Select Equity Fund.....     1,623,468   1,583,711        --         2,340    --        --       99.85%     97.55%
Equity Income Fund.....     7,892,330   6,702,948        --        17,723    --        --       99.74%     84.93%
Enhanced Market Fund...     3,609,440   3,522,632        --        20,087    --        --       99.43%     97.59%
Large Cap Fund.........    30,588,814  28,319,092        --        20,973    --        --       99.93%     92.58%
Capital Growth Fund....    33,718,363  32,434,592        --        18,082    --        --       99.94%     96.19%
Mid Cap Fund...........     4,890,456   4,659,744        --         7,623    --        --       99.84%     95.28%
Small Cap Fund.........    20,215,304  19,437,885        --         6,629    --        --       99.97%     96.15%
International Equity
  Fund.................    24,216,536  23,406,650        --            --    --        --      100.00%     96.66%
Balanced Fund..........    14,221,527   9,637,484        --        40,013    --        --       99.59%     67.77%
Aggressive Growth
  Portfolio............     3,106,958   2,136,691        --            --    --        --      100.00%     68.77%
Growth Portfolio.......     2,399,992   1,624,947        --            --    --        --      100.00%     67.71%
Growth and Income
  Portfolio............     8,510,621   5,824,888        --           645    --        --       99.99%     68.44%
Moderate Growth and
  Income Portfolio.....     2,914,400   2,023,361        --            --    --        --      100.00%     69.43%
Government Income
  Fund.................    26,869,584  25,804,362        --         4,423    --        --       99.98%     96.04%
Limited Term Bond
  Fund.................    17,151,510  16,114,649        --        21,469    --        --       99.87%     93.95%
Bond Fund..............    55,500,936  48,990,652        --        17,896    --        --       99.96%     88.27%
Municipal Bond Fund....    37,228,721  35,349,854        --        95,431    --        --       99.73%     94.95%
Florida Tax-Exempt
  Fund.................     5,698,190   5,673,023        --        23,704    --        --       99.58%     99.56%
Tennessee Tax-Exempt
  Fund.................     5,155,359   5,155,316        --            --    --        --      100.00%    100.00%
Limited Term U.S.
  Government Fund......     4,037,369   3,877,044        --         5,438    --        --       99.86%     96.03%
Limited Term Tennessee
  Tax-Exempt Fund......     1,058,988   1,058,614        --            --    --        --      100.00%     99.96%
Prime Money Market
  Fund................. 1,326,675,558          -- 1,830,114 1,190,439,228    --        --          --%        --%
U.S. Treasury Money
  Market Fund..........   267,405,680 147,786,033        --     1,932,215    --        --       98.71%     55.27%
Treasury Reserve Money
  Market Fund..........   318,388,278 235,472,997        --       974,638    --        --       99.59%     73.96%
Tax-Exempt Money Market
  Fund.................   206,899,379 178,412,043        --       679,291    --        --       99.62%     86.23%
Institutional Prime
  Obligations Money
  Market Fund..........   671,641,445 585,291,970        --            --    --        --      100.00%     87.14%

Vote #6 (Part 6) Results

Geoffrey A. von Kuhn

                                                                Votes                          % of       % of
                             Number of   ---------------------------------------------------  Shares     Shares
                              Shares                                                Broker    Present  Outstanding
           Fund             Outstanding       For      Against Withheld  Abstained Non-votes Voted For  Voted For
           ----            ------------- ------------- ------- --------- --------- --------- --------- -----------
Value Fund................    41,640,344    36,840,927   --       75,156    --        --       99.80%     88.47%
Select Equity Fund........     1,623,468     1,585,060   --          991    --        --       99.94%     97.63%
Equity Income Fund........     7,892,330     6,701,803   --       18,868    --        --       99.72%     84.92%
Enhanced Market Fund......     3,609,440     3,520,651   --       22,068    --        --       99.38%     97.54%
Large Cap Fund............    30,588,814    28,318,942   --       21,123    --        --       99.93%     92.58%
Capital Growth Fund.......    33,718,363    32,434,388   --       18,286    --        --       99.94%     96.19%
Mid Cap Fund..............     4,890,456     4,659,744   --        7,623    --        --       99.84%     95.28%
Small Cap Fund............    20,215,304    19,437,885   --        6,629    --        --       99.97%     96.15%
International Equity Fund.    24,216,536    23,406,650   --           --    --        --      100.00%     96.66%
Balanced Fund.............    14,221,527     9,637,284   --       40,213    --        --       99.58%     67.77%
Aggressive Growth
  Portfolio...............     3,106,958     2,136,691   --           --    --        --      100.00%     68.77%
Growth Portfolio..........     2,399,992     1,624,947   --           --    --        --      100.00%     67.71%
Growth and Income
  Portfolio...............     8,510,621     5,824,888   --          645    --        --       99.99%     68.44%
Moderate Growth and
  Income Portfolio........     2,914,400     2,023,361   --           --    --        --      100.00%     69.43%
Government Income Fund....    26,869,584    25,804,362   --        4,423    --        --       99.98%     96.04%
Limited Term Bond Fund....    17,151,510    16,114,649   --       21,469    --        --       99.87%     93.95%
Bond Fund.................    55,500,936    48,990,652   --       17,896    --        --       99.96%     88.27%
Municipal Bond Fund.......    37,228,721    35,349,854   --       95,431    --        --       99.73%     94.95%
Florida Tax-Exempt Fund...     5,698,190     5,673,023   --       23,704    --        --       99.58%     99.56%
Tennessee Tax-Exempt
  Fund....................     5,155,359     5,155,316   --           --    --        --      100.00%    100.00%
Limited Term U.S.
  Government Fund.........     4,037,369     3,877,044   --        5,438    --        --       99.86%     96.03%
Limited Term Tennessee
  Tax-Exempt Fund.........     1,058,988     1,058,614   --           --    --        --      100.00%     99.96%
Prime Money Market
  Fund.................... 1,326,675,558 1,190,190,854   --    2,078,488    --        --       99.83%     89.71%
U.S. Treasury Money Market
  Fund....................   267,405,680   147,785,907   --    1,932,341    --        --       98.71%     55.27%
Treasury Reserve Money
  Market Fund.............   318,388,278   235,472,804   --      974,831    --        --       99.59%     73.96%
Tax-Exempt Money Market
  Fund....................   206,899,379   178,400,079   --      691,255    --        --       99.61%     86.23%
Institutional Prime
  Obligations Money
  Market Fund.............   671,641,445   585,291,970   --           --    --        --      100.00%     87.14%

      7. All Funds: To eliminate the fundamental policy on margin purchases and adopt a non-fundamental policy on margin purchases.

Vote #7 Results

                                                                                Votes                           % of
                                             Number of   ----------------------------------------------------  Shares
                                              Shares                                                Broker     Present
                  Fund                      Outstanding      For      Against  Withheld Abstained  Non-votes  Voted For
                  ----                     ------------- ----------- --------- -------- --------- ----------- ---------
Value Fund................................    41,640,344  34,018,066   207,308    --       31,316   2,659,393   92.15%
Select Equity Fund........................     1,623,468     939,315    19,124    --        6,592     621,020   59.22%
Equity Income Fund........................     7,892,330   4,008,551    55,767    --       11,908   2,644,445   59.65%
Enhanced Market Fund......................     3,609,440   2,091,562    28,913    --       23,680   1,398,564   59.04%
Large Cap Fund............................    30,588,814  25,050,176    40,293    --       31,880   3,217,717   88.39%
Capital Growth Fund.......................    33,718,363  30,610,330    40,237    --       69,668   1,732,439   94.32%
Mid Cap Fund..............................     4,890,456   3,591,984    13,580    --        4,103   1,057,700   76.96%
Small Cap Fund............................    20,215,304  18,733,364    28,718    --        2,140     680,292   96.34%
International Equity Fund.................    24,216,536  23,088,690    19,504    --          859     297,597   98.64%
Balanced Fund.............................    14,221,527   6,692,598   192,261    --       97,160   2,695,478   69.16%
Aggressive Growth Portfolio...............     3,106,958   1,593,616   387,429    --           --     155,646   74.58%
Growth Portfolio..........................     2,399,992   1,224,513    15,929    --          336     384,169   75.36%
Growth and Income Portfolio...............     8,510,621   5,535,345    48,402    --       13,334     228,453   95.02%
Moderate Growth and Income Portfolio......     2,914,400   1,772,204   113,140    --          721     137,295   87.59%
Government Income Fund....................    26,869,584  25,038,483    16,189    --        3,656     750,458   97.02%
Limited Term Bond Fund....................    17,151,510  14,302,500    25,764    --        8,916   1,798,938   88.64%
Bond Fund.................................    55,500,936  47,350,695   133,414    --       96,388   1,428,051   96.62%
Municipal Bond Fund.......................    37,228,721  34,242,958   148,190    --        2,059   1,052,078   96.61%
Florida Tax-Exempt Fund...................     5,698,190   5,156,550    31,436    --       23,647     485,094   90.52%
Tennessee Tax-Exempt Fund.................     5,155,359   4,828,326     2,461    --           --     324,529   93.66%
Limited Term U.S. Government Fund.........     4,037,369   3,332,218     7,977    --        4,085     538,202   85.83%
Limited Term Tennessee Tax-Exempt Fund....     1,058,988     922,599        --    --        1,978     134,037   87.15%
Prime Money Market Fund................... 1,326,675,558 802,573,965 9,820,211    --    4,309,240 375,565,926   67.31%
U.S. Treasury Money Market Fund...........   267,405,680 145,205,231 2,046,598    --      257,946   2,208,473   96.99%
Treasury Reserve Money Market Fund........   318,388,278 229,828,504 1,358,634    --        3,618   5,256,878   97.20%
Tax-Exempt Money Market Fund..............   206,899,379 154,889,916 1,125,877    --       10,892  23,064,649   86.49%
Institutional Prime Obligations Money
  Market Fund.............................   671,641,445 585,291,970        --    --           --          --  100.00%

                                              % of
                                             Shares
                                           Outstanding
                  Fund                      Voted For
                  ----                     -----------
Value Fund................................    81.69%
Select Equity Fund........................    57.86%
Equity Income Fund........................    50.79%
Enhanced Market Fund......................    57.95%
Large Cap Fund............................    81.89%
Capital Growth Fund.......................    90.78%
Mid Cap Fund..............................    73.45%
Small Cap Fund............................    92.67%
International Equity Fund.................    95.34%
Balanced Fund.............................    47.06%
Aggressive Growth Portfolio...............    51.29%
Growth Portfolio..........................    51.02%
Growth and Income Portfolio...............    65.04%
Moderate Growth and Income Portfolio......    60.81%
Government Income Fund....................    93.19%
Limited Term Bond Fund....................    83.39%
Bond Fund.................................    85.32%
Municipal Bond Fund.......................    91.98%
Florida Tax-Exempt Fund...................    90.49%
Tennessee Tax-Exempt Fund.................    93.66%
Limited Term U.S. Government Fund.........    82.53%
Limited Term Tennessee Tax-Exempt Fund....    87.12%
Prime Money Market Fund...................    60.50%
U.S. Treasury Money Market Fund...........    54.30%
Treasury Reserve Money Market Fund........    72.18%
Tax-Exempt Money Market Fund..............    74.86%
Institutional Prime Obligations Money
  Market Fund.............................    87.14%

      8. All Funds: To eliminate the fundamental policy on short sales and adopt a non-fundamental policy on short sales.

Vote #8 Results

                                                                                Votes                           % of
                                             Number of   ----------------------------------------------------  Shares
                                              Shares                                              Broker Non-  Present
                  Fund                      Outstanding      For      Against  Withheld Abstained    votes    Voted For
                  ----                     ------------- ----------- --------- -------- --------- ----------- ---------
Value Fund................................    41,640,344  34,024,587   200,787    --       31,316   2,659,393   92.17%
Select Equity Fund........................     1,623,468     942,586    19,135    --        3,310     621,020   59.43%
Equity Income Fund........................     7,892,330   4,010,157    54,313    --       11,756   2,644,445   59.67%
Enhanced Market Fund......................     3,609,440   2,090,043    30,432    --       23,680   1,398,564   59.00%
Large Cap Fund............................    30,588,814  25,051,047    37,848    --       33,454   3,217,717   88.39%
Capital Growth Fund.......................    33,718,363  30,611,374    38,665    --       70,196   1,732,439   94.33%
Mid Cap Fund..............................     4,890,456   3,592,522    12,461    --        4,684   1,057,700   76.97%
Small Cap Fund............................    20,215,304  18,733,870    28,212    --        2,140     680,292   96.35%
International Equity Fund.................    24,216,536  23,089,225    18,969    --          859     297,597   98.64%
Balanced Fund.............................    14,221,527   6,697,654   186,145    --       98,220   2,695,478   69.21%
Aggressive Growth Portfolio...............     3,106,958   1,591,500   389,153    --          392     155,646   74.48%
Growth Portfolio..........................     2,399,992   1,224,513    15,929    --          336     384,169   75.36%
Growth and Income Portfolio...............     8,510,621   5,535,345    48,402    --       13,334     228,453   95.02%
Moderate Growth and Income Portfolio......     2,914,400   1,772,204   113,140    --          721     137,295   87.59%
Government Income Fund....................    26,869,584  25,046,856     8,244    --        3,228     750,458   97.05%
Limited Term Bond Fund....................    17,151,510  14,300,972    27,292    --        8,916   1,798,938   88.63%
Bond Fund.................................    55,500,936  47,354,456   131,454    --       94,587   1,428,051   96.62%
Municipal Bond Fund.......................    37,228,721  34,250,066   141,082    --        2,059   1,052,078   96.63%
Florida Tax-Exempt Fund...................     5,698,190   5,154,164    31,436    --       26,033     485,094   90.48%
Tennessee Tax-Exempt Fund.................     5,155,359   4,827,114     3,673    --           --     324,529   93.63%
Limited Term U.S. Government Fund.........     4,037,369   3,332,312     7,977    --        3,991     538,202   85.83%
Limited Term Tennessee Tax-Exempt Fund....     1,058,988     922,599        --    --        1,978     134,037   87.15%
Prime Money Market Fund................... 1,326,675,558 802,535,358 9,123,709    --    5,044,349 375,565,926   67.31%
U.S. Treasury Money Market Fund...........   267,405,680 145,205,231 1,831,216    --      473,328   2,208,473   96.99%
Treasury Reserve Money Market Fund........   318,388,278 229,856,451 1,330,687    --        3,618   5,256,878   97.21%
Tax-Exempt Money Market Fund..............   206,899,379 154,894,553 1,121,240    --       10,892  23,064,649   86.49%
Institutional Prime Obligations Money
  Market Fund.............................   671,641,445 585,291,970        --    --           --          --  100.00%

                                           % of Shares
                                           Outstanding
                  Fund                      Voted For
                  ----                     -----------
Value Fund................................    81.71%
Select Equity Fund........................    58.06%
Equity Income Fund........................    50.81%
Enhanced Market Fund......................    57.90%
Large Cap Fund............................    81.90%
Capital Growth Fund.......................    90.79%
Mid Cap Fund..............................    73.46%
Small Cap Fund............................    92.67%
International Equity Fund.................    95.34%
Balanced Fund.............................    47.10%
Aggressive Growth Portfolio...............    51.22%
Growth Portfolio..........................    51.02%
Growth and Income Portfolio...............    65.04%
Moderate Growth and Income Portfolio......    60.81%
Government Income Fund....................    93.22%
Limited Term Bond Fund....................    83.38%
Bond Fund.................................    85.32%
Municipal Bond Fund.......................    92.00%
Florida Tax-Exempt Fund...................    90.45%
Tennessee Tax-Exempt Fund.................    93.63%
Limited Term U.S. Government Fund.........    82.54%
Limited Term Tennessee Tax-Exempt Fund....    87.12%
Prime Money Market Fund...................    60.49%
U.S. Treasury Money Market Fund...........    54.30%
Treasury Reserve Money Market Fund........    72.19%
Tax-Exempt Money Market Fund..............    74.86%
Institutional Prime Obligations Money
  Market Fund.............................    87.14%

      9. All Funds: To eliminate the fundamental policy on joint trading activities.

Vote #9 Results

                                                            Votes                           % of       % of
                         Number of   ----------------------------------------------------  Shares     Shares
                          Shares                                              Broker Non-  Present  Outstanding
         Fund           Outstanding      For      Against  Withheld Abstained    votes    Voted For  Voted For
         ----          ------------- ----------- --------- -------- --------- ----------- --------- -----------
Value Fund............    41,640,344  34,044,963   180,612    --       31,115   2,659,393   92.22%     81.76%
Select Equity Fund....     1,623,468     950,313     6,320    --        8,398     621,020   59.92%     58.54%
Equity Income Fund....     7,892,330   4,030,771    30,052    --       15,403   2,644,445   59.98%     51.07%
Enhanced Market
  Fund................     3,609,440   2,092,637    27,838    --       23,680   1,398,564   59.07%     57.98%
Large Cap Fund........    30,588,814  25,062,569    27,997    --       31,783   3,217,717   88.44%     81.93%
Capital Growth Fund...    33,718,363  30,672,768    33,087    --       14,380   1,732,439   94.52%     90.97%
Mid Cap Fund..........     4,890,456   3,593,607    11,709    --        4,351   1,057,700   76.99%     73.48%
Small Cap Fund........    20,215,304  18,738,826    23,025    --        2,371     680,292   96.37%     92.70%
International Equity
  Fund................    24,216,536  23,090,310    18,194    --          549     297,597   98.65%     95.35%
Balanced Fund.........    14,221,527   6,704,076   180,514    --       97,429   2,695,478   69.27%     47.14%
Aggressive Growth
  Portfolio...........     3,106,958   1,978,477     2,568    --           --     155,646   92.60%     63.68%
Growth Portfolio......     2,399,992   1,238,331     2,111    --          336     384,169   76.21%     51.60%
Growth and Income
  Portfolio...........     8,510,621   5,583,747        --    --       13,334     228,453   95.85%     65.61%
Moderate Growth and
  Income Portfolio....     2,914,400   1,885,345        --    --          721     137,295   93.18%     64.69%
Government Income
  Fund................    26,869,584  25,041,144     7,182    --       10,002     750,458   97.03%     93.20%
Limited Term Bond
  Fund................    17,151,510  14,302,565    25,764    --        8,851   1,798,938   88.64%     83.39%
Bond Fund.............    55,500,936  47,409,011    77,563    --       93,923   1,428,051   96.74%     85.42%
Municipal Bond Fund...    37,228,721  34,250,066   141,082    --        2,059   1,052,078   96.63%     92.00%
Florida Tax-Exempt
  Fund................     5,698,190   5,175,641    31,436    --        4,556     485,094   90.85%     90.83%
Tennessee Tax-Exempt
  Fund................     5,155,359   4,827,114     3,673    --           --     324,529   93.63%     93.63%
Limited Term U.S.
  Government Fund.....     4,037,369   3,332,218     7,048    --        5,014     538,202   85.83%     82.53%
Limited Term Tennessee
  Tax-Exempt Fund.....     1,058,988     917,696        --    --        6,881     134,037   86.69%     86.66%
Prime Money Market
  Fund................ 1,326,675,558 803,130,768 8,756,945    --    4,815,703 375,565,926   67.36%     60.54%
U.S. Treasury Money
  Market Fund.........   267,405,680 145,317,575 1,934,254    --      257,946   2,208,473   97.06%     54.34%
Treasury Reserve
  Money Market
  Fund................   318,388,278 229,681,088 1,506,051    --        3,618   5,256,878   97.14%     72.14%
Tax-Exempt Money
  Market Fund.........   206,899,379 154,894,553 1,121,240    --       10,892  23,064,649   86.49%     74.86%
Institutional Prime
  Obligations Money
  Market Fund.........   671,641,445 585,291,970        --    --           --          --  100.00%     87.14%

      10. All Funds: To eliminate the fundamental policy on investing in oil, gas or mineral exploration or development programs.

Vote #10 Results

                                                                Votes                           % of       % of
                             Number of   ----------------------------------------------------  Shares     Shares
                              Shares                                                Broker     Present  Outstanding
           Fund             Outstanding      For      Against  Withheld Abstained  Non-votes  Voted For  Voted For
           ----            ------------- ----------- --------- -------- --------- ----------- --------- -----------
Value Fund................    41,640,344  34,037,964   191,576    --       27,150   2,659,393   92.20%     81.74%
Select Equity Fund........     1,623,468     943,669    18,234    --        3,128     621,020   59.50%     58.13%
Equity Income Fund........     7,892,330   4,024,024    43,727    --        8,475   2,644,445   59.88%     50.99%
Enhanced Market Fund......     3,609,440   2,094,665    25,810    --       23,680   1,398,564   59.13%     58.03%
Large Cap Fund............    30,588,814  25,047,971    42,423    --       31,955   3,217,717   88.38%     81.89%
Capital Growth Fund.......    33,718,363  30,614,085    38,832    --       67,318   1,732,439   94.33%     90.79%
Mid Cap Fund..............     4,890,456   3,589,539    14,576    --        5,552   1,057,700   76.91%     73.40%
Small Cap Fund............    20,215,304  18,735,743    26,228    --        2,251     680,292   96.35%     92.68%
International Equity Fund.    24,216,536  23,089,775    18,419    --          859     297,597   98.65%     95.35%
Balanced Fund.............    14,221,527   6,736,122   179,436    --       66,461   2,695,478   69.61%     47.37%
Aggressive Growth
  Portfolio...............     3,106,958   1,608,737   372,307    --           --     155,646   75.29%     51.78%
Growth Portfolio..........     2,399,992   1,236,961     3,481    --          336     384,169   76.12%     51.54%
Growth and Income
  Portfolio...............     8,510,621   5,536,964    46,782    --       13,334     228,453   95.05%     65.06%
Moderate Growth and Income
  Portfolio...............     2,914,400   1,772,672   112,673    --          721     137,295   87.61%     60.82%
Government Income Fund....    26,869,584  25,038,911     9,415    --       10,001     750,458   97.02%     93.19%
Limited Term Bond Fund....    17,151,510  14,300,000    28,329    --        8,851   1,798,938   88.62%     83.37%
Bond Fund.................    55,500,936  47,357,048   130,339    --       93,110   1,428,051   96.63%     85.33%
Municipal Bond Fund.......    37,228,721  34,242,958   148,190    --        2,059   1,052,078   96.61%     91.98%
Florida Tax-Exempt Fund...     5,698,190   5,183,373    23,704    --        4,556     485,094   90.99%     90.97%
Tennessee Tax-Exempt
  Fund....................     5,155,359   4,827,114     3,673    --           --     324,529   93.63%     93.63%
Limited Term U.S.
  Government Fund.........     4,037,369   3,332,551     6,715    --        5,014     538,202   85.84%     82.54%
Limited Term Tennessee
  Tax-Exempt Fund.........     1,058,988     917,696        --    --        6,881     134,037   86.69%     86.66%
Prime Money Market Fund... 1,326,675,558 802,719,325 9,310,135    --    4,673,956 375,565,926   67.33%     60.51%
U.S. Treasury Money Market
  Fund....................   267,405,680 145,317,575 1,934,254    --      257,946   2,208,473   97.06%     54.34%
Treasury Reserve Money
  Market Fund.............   318,388,278 229,673,403 1,513,657    --        3,697   5,256,878   97.13%     72.14%
Tax-Exempt Money Market
  Fund....................   206,899,379 154,908,386 1,107,407    --       10,892  23,064,649   86.50%     74.87%
Institutional Prime
  Obligations Money Market
  Fund....................   671,641,445 585,291,970        --    --           --          --  100.00%     87.14%

   Matters 11 through 14 were submitted to the shareholders of the following funds only: AmSouth Value Fund, AmSouth Small Cap Fund, AmSouth Equity Income Fund, AmSouth Balanced Fund, AmSouth Select Equity Fund, AmSouth Enhanced Market Fund, AmSouth Bond Fund, AmSouth Limited Term Bond Fund, AmSouth Government Income Fund, AmSouth Municipal Bond Fund, AmSouth Florida Tax-Exempt Fund, AmSouth Prime Money Market Fund, AmSouth U.S. Treasury Money Market Fund, AmSouth Tax-Exempt Money Market Fund and AmSouth Institutional Prime Obligations Money Market Fund ("Group A Funds")

      11. To eliminate the fundamental policy on investments in other investment companies.

Vote #11 Results

                                                                 Votes                           % of       % of
                             Number of   -----------------------------------------------------  Shares     Shares
                              Shares                                               Broker Non-  Present  Outstanding
           Fund             Outstanding      For      Against   Withheld Abstained    votes    Voted For  Voted For
           ----            ------------- ----------- ---------- -------- --------- ----------- --------- -----------
Value Fund................    41,640,344  34,033,697    195,563    --       27,430   2,659,393   92.19%     81.73%
Select Equity Fund........     1,623,468     952,407      9,541    --        3,083     621,020   60.05%     58.66%
Equity Income Fund........     7,892,330   4,020,555     43,915    --       11,756   2,644,445   59.82%     50.94%
Enhanced Market Fund......     3,609,440   2,091,196     29,279    --       23,680   1,398,564   59.03%     57.94%
Small Cap Fund............    20,215,304  18,735,765     26,146    --        2,311     680,292   96.36%     92.68%
Balanced Fund.............    14,221,527   6,690,893    230,014    --       61,112   2,695,478   69.14%     47.05%
Government Income Fund....    26,869,584  25,046,856      8,244    --        3,228     750,458   97.05%     93.22%
Limited Term Bond Fund....    17,151,510  14,299,902     28,427    --        8,851   1,798,938   88.62%     83.37%
Bond Fund.................    55,500,936  47,403,426     80,689    --       96,382   1,428,051   96.72%     85.41%
Municipal Bond Fund.......    37,228,721  34,242,958    148,190    --        2,059   1,052,078   96.61%     91.98%
Florida Tax-Exempt Fund...     5,698,190   5,175,641     31,436    --        4,556     485,094   90.85%     90.83%
Prime Money Market
  Fund.................... 1,326,675,558 801,682,924 10,373,392    --    4,647,100 375,565,926   67.24%     60.43%
U.S. Treasury Money Market
  Fund....................   267,405,680 145,532,957  1,718,872    --      257,946   2,208,473   97.20%     54.42%
Tax-Exempt Money Market
  Fund....................   206,899,379 154,894,553  1,121,240    --       10,892  23,064,649   86.49%     74.86%
Institutional Prime
  Obligations Money Market
  Fund....................   671,641,445 585,291,970         --    --           --          --  100.00%     87.14%

      12. To eliminate the fundamental policy on investments for the purpose of exercising control or management.

Vote #12 Results

                                                                     Votes                           % of       % of
                                  Number of   ----------------------------------------------------  Shares     Shares
                                   Shares                                              Broker Non-  Present  Outstanding
             Fund                Outstanding      For      Against  Withheld Abstained    votes    Voted For  Voted For
             ----               ------------- ----------- --------- -------- --------- ----------- --------- -----------
Value Fund.....................    41,640,344  34,043,596   186,210    --       26,884   2,659,393   92.22%     81.76%
Select Equity Fund.............     1,623,468     944,942    16,779    --        3,310     621,020   59.58%     58.21%
Equity Income Fund.............     7,892,330   4,015,930    48,388    --       11,908   2,644,445   59.75%     50.88%
Enhanced Market Fund...........     3,609,440   2,086,122    34,125    --       23,908   1,398,564   58.88%     57.80%
Small Cap Fund.................    20,215,304  18,736,861    25,221    --        2,140     680,292   96.36%     92.69%
Balanced Fund..................    14,221,527   6,704,484   216,231    --       61,304   2,695,478   69.28%     47.14%
Government Income Fund.........    26,869,584  25,041,144     8,244    --        8,940     750,458   97.03%     93.20%
Limited Term Bond Fund.........    17,151,510  14,299,702    28,562    --        8,916   1,798,938   88.62%     83.37%
Bond Fund......................    55,500,936  47,355,328   132,059    --       93,110   1,428,051   96.63%     85.32%
Municipal Bond Fund............    37,228,721  34,250,066   141,082    --        2,059   1,052,078   96.63%     92.00%
Florida Tax-Exempt Fund........     5,698,190   5,175,641    31,436    --        4,556     485,094   90.85%     90.83%
Prime Money Market Fund........ 1,326,675,558 802,734,775 9,040,810    --    4,927,831 375,565,926   67.33%     60.51%
U.S. Treasury Money Market
  Fund.........................   267,405,680 145,317,575 1,934,254    --      257,946   2,208,473   97.06%     54.34%
Tax-Exempt Money Market
  Fund.........................   206,899,379 154,894,553 1,121,240    --       10,892  23,064,649   86.49%     74.86%
Institutional Prime Obligations
  Money Market Fund............   671,641,445 585,291,970        --    --           --          --  100.00%     87.14%

      13. To eliminate the fundamental policy on fund ownership of securities also owned by Directors and Officers of each Fund or its Investment Advisor.

Vote #13 Results

                                                                              Votes                           % of       % of
                                           Number of   ----------------------------------------------------  Shares     Shares
                                            Shares                                              Broker Non-  Present  Outstanding
                 Fund                     Outstanding      For      Against  Withheld Abstained    votes    Voted For  Voted For
                 ----                    ------------- ----------- --------- -------- --------- ----------- --------- -----------
Value Fund..............................    41,640,344  34,035,142   194,642    --       26,906   2,659,393   92.20%     81.74%
Select Equity Fund......................     1,623,468     948,850    11,782    --        4,399     621,020   59.82%     58.45%
Equity Income Fund......................     7,892,330   4,014,577    47,711    --       13,938   2,644,445   59.73%     50.87%
Enhanced Market Fund....................     3,609,440   2,090,183    29,926    --       24,046   1,398,564   59.00%     57.91%
Small Cap Fund..........................    20,215,304  18,734,033    27,729    --        2,460     680,292   96.35%     92.67%
Balanced Fund...........................    14,221,527   6,734,362   186,569    --       61,088   2,695,478   69.59%     47.35%
Government Income Fund..................    26,869,584  25,038,911     9,415    --       10,002     750,458   97.02%     93.19%
Limited Term Bond Fund..................    17,151,510  14,299,902    28,427    --        8,851   1,798,938   88.62%     83.37%
Bond Fund...............................    55,500,936  47,357,591   127,052    --       95,854   1,428,051   96.63%     85.33%
Municipal Bond Fund.....................    37,228,721  34,242,958   148,190    --        2,059   1,052,078   96.61%     91.98%
Florida Tax-Exempt Fund.................     5,698,190   5,175,641    31,436    --        4,556     485,094   90.85%     90.83%
Prime Money Market Fund................. 1,326,675,558 803,276,822 8,100,585    --    5,326,009 375,565,926   67.37%     60.55%
U.S. Treasury Money Market Fund.........   267,405,680 145,532,957 1,718,872    --      257,946   2,208,473   97.20%     54.42%
Tax-Exempt Money Market Fund............   206,899,379 154,894,553 1,121,240    --       10,892  23,064,649   86.49%     74.86%
Institutional Prime Obligations Money
  Market Fund...........................   671,641,445 585,291,970        --    --           --          --  100.00%     87.14%

      14. To eliminate the fundamental policy on investing in securities of newly-formed issuers.

Vote #14 Results

                                                                              Votes                           % of       % of
                                           Number of   ----------------------------------------------------  Shares     Shares
                                            Shares                                              Broker Non-  Present  Outstanding
                 Fund                     Outstanding      For      Against  Withheld Abstained    votes    Voted For  Voted For
                 ----                    ------------- ----------- --------- -------- --------- ----------- --------- -----------
Value Fund..............................    41,640,344  34,025,231   205,169    --       26,290   2,659,393   92.17%     81.71%
Select Equity Fund......................     1,623,468     939,420    21,439    --        4,172     621,020   59.23%     57.86%
Equity Income Fund......................     7,892,330   4,011,327    51,040    --       13,859   2,644,445   59.69%     50.83%
Enhanced Market Fund....................     3,609,440   2,091,166    29,081    --       23,908   1,398,564   59.03%     57.94%
Small Cap Fund..........................    20,215,304  18,734,153    27,847    --        2,222     680,292   96.35%     92.67%
Balanced Fund...........................    14,221,527   6,751,953   168,713    --       61,353   2,695,478   69.77%     47.48%
Government Income Fund..................    26,869,584  25,041,144    14,117    --        3,067     750,458   97.03%     93.20%
Limited Term Bond Fund..................    17,151,510  14,291,486    27,983    --       17,711   1,798,938   88.57%     83.32%
Bond Fund...............................    55,500,936  47,404,275    83,112    --       93,110   1,428,051   96.73%     85.41%
Municipal Bond Fund.....................    37,228,721  34,250,066   141,082    --        2,059   1,052,078   96.63%     92.00%
Florida Tax-Exempt Fund.................     5,698,190   5,175,641    31,436    --        4,556     485,094   90.85%     90.83%
Prime Money Market Fund................. 1,326,675,558 801,585,453 9,971,063    --    5,146,900 375,565,926   67.23%     60.42%
U.S. Treasury Money Market Fund.........   267,405,680 145,317,575 1,934,254    --      257,946   2,208,473   97.06%     54.34%
Tax-Exempt Money Market Fund............   206,899,379 154,894,553 1,121,240    --       10,892  23,064,649   86.49%     74.86%
Institutional Prime Obligations Money
  Market Fund...........................   671,641,445 585,291,970        --    --           --          --  100.00%     87.14%

   Matters 15 and 16 were submitted to the shareholders of Group A Funds except for AmSouth Select Equity Fund, AmSouth Government Income Fund, AmSouth Municipal Bond Fund and AmSouth Florida Tax-Exempt Fund only.

      15. To modify the fundamental policy on borrowing to provide as follows:
   The Fund may not borrow money or issue senior securities, except that the Fund may enter into reverse repurchase agreements for temporary emergency purposes in amounts up to 33 1/3% of the value of its total assets at the time of such borrowing.

Vote #15 Results

                                                                          Votes                           % of       % of
                                      Number of   -----------------------------------------------------  Shares     Shares
                                       Shares                                               Broker Non-  Present  Outstanding
               Fund                  Outstanding      For      Against   Withheld Abstained    votes    Voted For  Voted For
               ----                 ------------- ----------- ---------- -------- --------- ----------- --------- -----------
Value Fund.........................    41,640,344  34,020,853    202,489    --       33,348   2,659,393   92.16%     81.70%
Equity Income Fund.................     7,892,330   4,020,445     48,599    --        7,182   2,644,445   59.82%     50.94%
Enhanced Market Fund...............     3,609,440   2,088,190     30,029    --       25,936   1,398,564   58.94%     57.85%
Small Cap Fund.....................    20,215,304  18,733,599     28,483    --        2,140     680,292   96.34%     92.67%
Balanced Fund......................    14,221,527   6,697,523    187,601    --       96,895   2,695,478   69.21%     47.09%
Limited Term Bond Fund.............    17,151,510  14,299,767     28,562    --        8,851   1,798,938   88.62%     83.37%
Bond Fund..........................    55,500,936  47,358,025    129,113    --       93,359   1,428,051   96.63%     85.33%
Prime Money Market Fund............ 1,326,675,558 801,589,005 10,137,184    --    4,977,227 375,565,926   67.23%     60.42%
U.S. Treasury Money Market Fund....   267,405,680 145,257,851  1,778,595    --      473,328   2,208,473   97.02%     54.32%
Tax-Exempt Money Market Fund.......   206,899,379 154,678,090  1,115,803    --      232,792  23,064,649   86.37%     74.76%
Institutional Prime Obligations
  Money Market Fund................   671,641,445 585,291,970         --    --           --          --  100.00%     87.14%

      16. To eliminate a fundamental policy on mortgaging or pledging securities.

Vote #16 Results

                                                                         Votes                           % of       % of
                                      Number of   ----------------------------------------------------  Shares     Shares
                                       Shares                                              Broker Non-  Present  Outstanding
               Fund                  Outstanding      For      Against  Withheld Abstained    votes    Voted For  Voted For
               ----                 ------------- ----------- --------- -------- --------- ----------- --------- -----------
Value Fund.........................    41,640,344  34,019,710   197,868    --       39,112   2,659,393   92.15%     81.70%
Equity Income Fund.................     7,892,330   4,015,384    43,348    --       17,494   2,644,445   59.75%     50.88%
Enhanced Market Fund...............     3,609,440   2,086,941    30,596    --       26,618   1,398,564   58.91%     57.82%
Small Cap Fund.....................    20,215,304  18,732,637    25,193    --        6,392     680,292   96.34%     92.67%
Balanced Fund......................    14,221,527   6,691,354   188,080    --      102,585   2,695,478   69.14%     47.05%
Limited Term Bond Fund.............    17,151,510  14,299,734    28,595    --        8,851   1,798,938   88.62%     83.37%
Bond Fund..........................    55,500,936  47,355,880   131,258    --       93,359   1,428,051   96.63%     85.32%
Prime Money Market Fund............ 1,326,675,558 802,089,783 9,718,198    --    4,895,435 375,565,926   67.27%     60.46%
U.S. Treasury Money Market Fund....   267,405,680 145,317,575 1,718,872    --      473,328   2,208,473   97.06%     54.34%
Tax-Exempt Money Market Fund.......   206,899,379 154,894,553 1,115,803    --       16,329  23,064,649   86.49%     74.86%
Institutional Prime Obligations
  Money Market Fund................   671,641,445 585,291,970        --    --           --          --  100.00%     87.14%

   Matter 17 was submitted to the shareholders of Group A Funds except for AmSouth Select Equity Fund, AmSouth Government Income Fund, AmSouth Municipal Bond Fund and AmSouth Florida Tax-Exempt Fund and each of the following Funds:
AmSouth International Equity Fund, AmSouth Mid Cap Fund, AmSouth Large Cap Fund, AmSouth Capital Growth Fund, AmSouth Limited Term U.S. Government Fund, AmSouth Tennessee Tax-Exempt Fund, AmSouth Limited Term Tennessee Tax-Exempt Fund, AmSouth Treasury Reserve Money Market Fund, AmSouth Strategic Portfolios:
Aggressive Growth Portfolio, AmSouth Strategic Portfolios: Growth Portfolio, AmSouth Strategic Portfolios: Growth and Income Portfolio, AmSouth Strategic
Portfolios: Moderate Growth and Income Portfolio.

      17. To modify the fundamental policy on lending to permit participation in an inter-fund lending program.

Vote #17 Results

                                                               Votes                           % of       % of
                            Number of   ----------------------------------------------------  Shares     Shares
                             Shares                                                Broker     Present  Outstanding
          Fund             Outstanding      For      Against  Withheld Abstained  Non-votes  Voted For  Voted For
          ----            ------------- ----------- --------- -------- --------- ----------- --------- -----------
Value Fund...............    41,640,344  34,041,466   188,534    --       26,690   2,659,393   92.21%     81.75%
Equity Income Fund.......     7,892,330   4,040,240    28,175    --        7,271   2,644,445   60.12%     51.19%
Enhanced Market Fund.....     3,609,440   2,088,189    30,530    --       25,436   1,398,465   58.94%     57.85%
Large Cap Fund...........    30,588,814  25,057,558    30,290    --       34,501   3,217,717   88.42%     81.92%
Capital Growth Fund......    33,718,363  30,614,953    36,253    --       69,029   1,732,439   94.34%     90.80%
Mid Cap Fund.............     4,890,456   3,594,973    10,010    --        4,684   1,057,700   77.02%     73.51%
Small Cap Fund...........    20,215,304  18,736,862    25,220    --        2,140     680,292   96.36%     92.69%
International Equity Fund    24,216,536  23,089,775    18,419    --          859     297,597   98.65%     95.35%
Balanced Fund............    14,221,527   6,700,712   221,207    --       60,100   2,695,478   69.24%     47.12%
Aggressive Growth
  Portfolio..............     3,106,958   1,980,653       392    --           --     155,646   92.70%     63.75%
Growth Portfolio.........     2,399,992   1,238,331     2,111    --          336     384,169   76.21%     51.60%
Growth and Income
  Portfolio..............     8,510,621   5,583,102       645    --       13,334     228,453   95.84%     65.60%
Moderate Growth and
  Income Portfolio.......     2,914,400   1,885,345        --    --          721     137,295   93.18%     64.69%
Limited Term Bond Fund...    17,151,510  14,298,817    29,512    --        8,851   1,798,938   88.61%     83.37%
Bond Fund................    55,500,936  47,399,604    84,708    --       96,185   1,428,051   96.72%     85.40%
Tennessee Tax-Exempt
  Fund...................     5,155,359   4,827,114     3,673    --           --     324,529   93.63%     93.63%
Limited Term U.S.
  Government Fund........     4,037,369   3,337,920     4,654    --        1,706     538,202   85.97%     82.68%
Limited Term Tennessee
  Tax-Exempt Fund........     1,058,988     922,599        --    --        1,978     134,037   87.15%     87.12%
Prime Money Market
  Fund................... 1,326,675,558 807,007,970 4,774,150    --    4,921,296 375,565,926   67.69%     60.83%
U.S. Treasury Money
  Market Fund............   267,405,680 145,317,575 1,718,872    --      473,328   2,208,473   97.06%     54.34%
Treasury Reserve Money
  Market Fund............   318,388,278 230,016,792 1,170,346    --        3,618   5,256,878   97.28%     72.24%
Tax-Exempt Money Market
  Fund...................   206,899,379 154,908,386 1,101,970    --       16,329  23,064,649   86.50%     74.87%
Institutional Prime
  Obligations Money
  Market Fund............   671,641,445 585,291,970        --    --           --          --  100.00%     87.14%

      18. AmSouth Large Cap Fund only: To modify the investment objective of AmSouth Large Cap Fund to read as follows: to provide investors with long-term capital appreciation.

Vote #18 Results

                                                Votes                        % of       % of
                Number of  -----------------------------------------------  Shares     Shares
                 Shares                                           Broker    Present  Outstanding
     Fund      Outstanding    For     Against Withheld Abstained Non-votes Voted For  Voted For
     ----      ----------- ---------- ------- -------- --------- --------- --------- -----------
Large Cap Fund 30,588,814  25,062,731 28,319     --     31,299   3,217,717   88.44%     81.93%

   II. On October 15, 2002, a Special Meeting of Shareholders of the AmSouth Equity Income Fund, the AmSouth Limited Term U.S. Government Fund, and the AmSouth Limited Term Tennessee Tax-Exempt Fund was held. The matters considered at the meeting, together with the actual vote tabulation relating to such matters, were as follows:

      1. AmSouth Equity Income Fund only: To approve of a Plan of Reorganization and Termination adopted by the AmSouth Funds, which provided for the transfer of the assets of the AmSouth Equity Income Fund ("Equity Income Fund") to the AmSouth Value Fund ("Value Fund") in exchange solely for Class A, Class B, and Trust shares of the Value Fund and the Value Fund's assumption of the Equity Income Fund's liabilities, followed by the Equity Income Fund's dissolution and liquidation and the distribution of those Value Fund shares to Equity Income Fund shareholders.

      The Plan of Reorganization and Termination was approved by the shareholders of the Equity Income Fund. Shareholders of the Equity Income Fund received, on a tax-free basis, a number of full and fractional shares of the Value Fund equal in value, on November 8, 2002, to the value of the net assets of the Equity Income Fund transferred to Value Fund attributable to the shareholder, based on the proportion of the outstanding shares of the Equity Income Fund owned at the time by the shareholder. Each Equity Income Fund shareholder received shares of the Value Fund class that corresponded to the class of Equity Income Fund shares that the shareholder owned.

Vote #1 Results

                                                           Votes                         % of       % of
                           Number of  ------------------------------------------------  Shares     Shares
                            Shares                                         Broker Non-  Present  Outstanding
          Fund            Outstanding    For    Against Withheld Abstained    votes    Voted For  Voted For
          ----            ----------- --------- ------- -------- --------- ----------- --------- -----------
Equity Income Fund.......  7,892,330  4,787,276 37,677     --     12,492       --        98.96%     60.66%

      2. AmSouth Limited Term U.S. Government Fund only: To approve a Plan of Reorganization and Termination adopted by the AmSouth Funds, which provided for the transfer of the assets of the AmSouth Limited Term U.S. Government Fund ("AmSouth Limited Term U.S. Government Fund") to the AmSouth Government Income Fund ("Government Income Fund") in exchange solely for Class A, Class B, and Trust shares of the Government Income Fund and the Government Income Fund's assumption of the AmSouth Limited Term U.S. Government Fund's liabilities, followed by the AmSouth Limited Term U.S. Government Fund's dissolution and liquidation and the distribution of those Government Income Fund shares to AmSouth Limited Term U.S. Government Fund shareholders.

      The Plan of Reorganization and Termination was approved by the shareholders of the Limited Term U.S. Government Fund. Shareholders of the Limited Term U.S. Government Fund received, on a tax-free basis, a number of full and fractional shares of the Government Income Fund equal in value, on November 1, 2002, to the value of the net assets of the Limited Term U.S. Government Fund transferred to Government Income Fund attributable to the shareholder, based on the proportion of the outstanding shares of the Limited Term U.S. Government Fund owned at the time by the shareholder. Each Limited Term U.S. Government Fund shareholder received shares of the Government Income Fund class that corresponded to the class of Limited Term U.S. Government Fund shares that the shareholder owned.

Vote #2 Results

                                                           Votes                         % of       % of
                           Number of  ------------------------------------------------  Shares     Shares
                            Shares                                         Broker Non-  Present  Outstanding
          Fund            Outstanding    For    Against Withheld Abstained    votes    Voted For  Voted For
          ----            ----------- --------- ------- -------- --------- ----------- --------- -----------
Limited Term U.S.
  Government Fund........  4,037,369  3,322,237  4,654     --       --         --        99.86%     82.29%

      3. AmSouth Limited Term Tennessee Tax-Exempt Fund only: To approve a Plan of Reorganization and Termination adopted by the AmSouth Funds, which provided for the transfer of the assets of the AmSouth Limited Term Tennessee Tax-Exempt Fund ("AmSouth Limited Term Tennessee Tax-Exempt Fund") to the AmSouth Tennessee Tax-Exempt Fund ("Tennessee Tax-Exempt Fund") in exchange solely for Class A and Class B shares of the Tennessee Tax-Exempt Fund and the Tennessee Tax-Exempt Fund's assumption of the AmSouth Limited Term Tennessee Tax-Exempt Fund's liabilities, followed by the AmSouth Limited Term Tennessee Tax-Exempt Fund's dissolution and liquidation and the distribution of those Tennessee Tax-Exempt Fund shares to AmSouth Limited Term Tennessee Tax-Exempt Fund shareholders.

      The Plan of Reorganization and Termination was approved by the shareholders of the Limited Term Tennessee Tax-Exempt Fund. Shareholders of the Limited Term Tennessee Tax-Exempt Fund received, on a tax-free basis, a number of full and fractional shares of the Tennessee Tax-Exempt Fund equal in value, on November 1, 2002, to the value of the net assets of the Limited Term Tennessee Tax-Exempt Fund transferred to Tennessee Tax-Exempt Fund attributable to the shareholder, based on the proportion of the outstanding shares of the Limited Term Tennessee Tax-Exempt Fund owned at the time by the shareholder. Each Limited Term Tennessee Tax-Exempt Fund shareholder received shares of the Tennessee Tax-Exempt Fund class that corresponded to the class of Limited Term Tennessee Tax-Exempt Fund shares that the shareholder owned.

Vote #3 Results

                                                          Votes                        % of       % of
                           Number of  ----------------------------------------------  Shares     Shares
                            Shares                                       Broker Non-  Present  Outstanding
          Fund            Outstanding   For   Against Withheld Abstained    votes    Voted For  Voted For
          ----            ----------- ------- ------- -------- --------- ----------- --------- -----------
Limited Term Tennessee
  Tax- Exempt Fund.......  1,058,988  922,599   --       --      1,978       --        99.79%     87.12%